SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 May ___, 1999
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)

                                    New York
                    (State or jurisdiction of incorporation)


            0-11507                                          13-5593032
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      Commission File Number                  IRS Employer Identification Number

  605 Third Avenue, New York, NY                             10158-0012
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Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:       (212) 850-6000
                                                    ----------------------------

                This is the first page of a 3 page document.

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Item 2.   Acquisition or Disposition of Assets

          On May 10, 1999, the Company acquired certain publishing assets from Pearson Inc., including college textbooks and instructional packages in biology/anatomy and physiology, engineering, mathematics, economics/finance, and teacher education. Pearson's revenues for these titles were approximately $18 million in 1998.

          The purchase price was approximately $58 million in cash and will be financed through available cash balances.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

           (c)    Exhibits

               2.1 Amendment No. 1 to the Asset Purchase Agreement dated as of April 15, 1999 between the Company and Pearson Inc.

               2.2 Asset Purchase Agreement dated as of April 15, 1999 between the Company and Pearson Inc.


"Safe Harbor" Statement under the
Private Securities Litigation Reform Act of 1995

This report contains certain forward-looking statements concerning the Company's operations, performance and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the pace, acceptance, and level of investment in emerging new electronic technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the consolidation of the retail book trade market; (iv) the seasonal nature of the Company's educational business and the impact of the used book market; (v) the ability of the Company and its customers and suppliers to satisfactorily resolve the year 2000 and Euro issues in a timely manner; (vi) worldwide economic and political conditions; and
(vii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              John Wiley & Sons, Inc.

                                       /S/    Robert D. Wilder
                                              ----------------
                                              Robert D. Wilder
                                              Executive Vice President and
                                              Chief Financial Officer

Date:  May 10, 1999